EFH Corp. Q1 2010 Investor Call May 4, 2010 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).  In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.  In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, any adverse judicial rulings with respect to the plants’ construction and operating permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview Q1 2010 Review Q&A

8 8 -
Income tax charge recorded as a result of health care legislation enacted by
Congress in March 2010
(90) - 90 Goodwill impairment charge
(265)
-
(134)
(663)
442
Q1 09
50 (215) EFH Corp. adjusted (non-GAAP) operating (loss)
204 70 Unrealized mark-to-market net (gains) losses on interest rate swaps
(9)
(639)
355
Q1 10
(9) Debt extinguishment (gain) - March 2010 debt exchange
24 Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
(87) GAAP net income attributable to EFH Corp.
Change Factor
Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating results
Q1 09 vs. Q1 10; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definitions.
EFH Corp. Adjusted (Non-GAAP) Operating Results
1

Consolidated key drivers of the change in (non-GAAP) operating results
Q1 10 vs. Q1 09; $ millions, after tax
19 Lower amortization of intangibles arising from purchase accounting
25 Higher retail volumes primarily driven by colder winter weather and improvement in the economy
9 Higher other income
10 Lower costs related to outsourcing transition and new retail customer care system
(10) Higher retail bad debt expense
(4) Increase in income attributable to minority interests
(27) Higher net interest expense driven by lower capitalized interest due to completion of the new generation units
34 Higher distribution tariffs, including the rates approved in the September 2009 rate review order
52 Impact of new lignite-fueled generation units
(20) Higher fuel expense at the legacy coal-fueled generation units primarily due to increased transportation costs
(36) Higher depreciation reflecting the two new lignite-fueled generation units and mining facilities and ongoing investment in the generation fleet
Description/Drivers
Better
(Worse)
Than
Q1 09
Competitive business¹
:
Higher margin from asset management and the retail business 23
All other - net (2)
Contribution margin     97
Higher operating costs related to the new generation units (13)
All other - net 4
Total improvement - Competitive business 34
Regulated business:
Higher average consumption driven by the effect of colder winter weather 23
Higher depreciation reflecting higher depreciation rates approved in the September rate review order and infrastructure investment (26)
Higher costs reflecting amortization of regulatory assets approved for recovery, AMS implementation and higher transmission fees (11)
Total improvement – Regulated business (80% owned by EFH Corp.) 16
Total change in EFH Corp. adjusted (non-GAAP) operating results 50
1
Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results

1 See Appendix for Regulation G reconciliations and definitions.
2 Three months ended March 31. Q1 09 and Q1 10 include $5 million and $10 million, respectively, of Corp. & Other Adjusted EBITDA.
EFH Corp. had solid performance largely due to colder winter weather, the effectiveness of our hedge program and operational improvements.
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q1 09 vs. Q1 10
2
; $ millions
TCEH
Oncor
Q1 09 Q1 10
13%
EFH Corp. Adjusted EBITDA (Non-GAAP) Performance
1,263
1,116
823
891
288
362
26%
8%

Luminant Operational Results
Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
2,223
Q1 10
Solid performance from the nuclear-fueled fleet
Q1 09
10,255
12,818
1
Variance does not include generation from Sandow 5 and Oak Grove 1.
Oak Grove & Sandow 5
Legacy coal-fueled plants
Q1 10 Results
Continued strong safety performance
Nuclear production impacted by
forced outage in January 2010
Solid reliability at legacy coal-fueled
units drove higher output
New coal-fueled units performed well
adding more than 2 TWh of
generation to the baseload fleet
3%
1
Improved performance from the legacy coal-fueled fleet
Q1 10 Q1 09
5,190
5,013
3%

Q1 10 Results
Higher residential sales volumes
driven by colder than normal
weather in Q1 10 compared to
warmer than normal weather in Q1
09
Business load growth attributable
to new customers, weather and
improved economy
Lower residential customer counts
reflect competitive activity in the
marketplace
Launched new brand and mass
advertising campaign
TXU Energy Operational Results
Continued strong competitive activity
Higher volumes due to weather and improved economy
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,862
1,849
1
Small business customers
2
Large commercial and industrial customers
Q1 10
SMB
LCI
Residential
Q1 09
10,907
12,220
Q1 09
Q4 09
4%
12%
6,719
5,880
3,519
3,305
1,722
1,982
Q1 10 Q1 10
1,849
1,930
1%
1
2

15,094
15,555
11,057
9,133
Oncor Operational Results
Electric energy billed volumes; GWh
Q1 09
Q1 10
Q1 09 Q1 10
Volume increases due to weather and improved economy
Growth below ERCOT estimated CAGR of 2.5%
Q1 10 Results
Higher energy volumes due to
colder than normal weather in Q1
10 compared to warmer than
normal weather in Q1 09
Execution of AMS plan – ~185,000
advanced meters installed during
the first quarter; over 900,000
through April 30, 2010
9 of 14 CREZ-related Certificates of
Convenience and Necessity (CCN)
approved by the Public Utility
Commission of Texas
Cost estimates for 9 approved and
3 default CREZ-related projects are
expected to exceed the original
ERCOT estimates by $220 million
1
SMB – small business; LCI – large commercial and industrial
Residential
SMB & LCI
1
26,612
24,227
3,128
3,154
10%
1%
Electricity distribution points of delivery
End of period, thousands of meters
Q1 10 Q4 09
3,145
3,154

Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
EFH Corp. Liquidity Management
2,700
253
2,421
1,250
816
434
1,328
Facility Limit LOCs/Cash Borrowings Availability
4,183
1,069
3,950
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but will continue to monitor market conditions to ensure financial flexibility.
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and, except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash. Outstanding letters of credit are supported by the restricted cash.
2 Facility availability includes $141 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy. These funds are only available from the fronting banks and the swingline lender, and exclude $26 million of requested draws not funded by the Lehman subsidiary.
EFH Corp. (excluding Oncor) available liquidity
As of 3/31/10; $ millions
•
Liquidity reflected in the table
does not include the unlimited
capacity available under the
Commodity Collateral Posting
Facility for ~540 million MMBtu
of natural gas hedges.
1
2

Current Maturity Profile
EFH Corp. debt maturities¹ (excluding Oncor), 2010-2020 and thereafter
As of 3/31/10; $ millions
1
Includes amortization of the $4.1 billion Delayed Draw Term Loan.
2
Excludes borrowings under the TCEH Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit maturing in 2014 and unamortized discounts and premiums.
19,338
1,925
1,029
4,857
4,612
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+
177
668
251
305
20,369
2
4,881
1,946
4,652
11
TCEH-Secured EFH Corp EFCH TCEH-Revolver TCEH-Unsecured
2,034
3,077
2
267
EFH Corp. continues to explore opportunities to improve the enterprise’s maturity profile.
988
EFIH
April 2010 transactions:
•
EFH repurchased $5 million of EFH LBO Cash Pay Notes for $3.6 million
•
EFH exchanged $11 million of EFH 10% Senior Secured Notes for $15 million of EFH LBO PIK Toggle Notes
•
EFH exchanged $55 million of EFH 10% Senior Secured Notes for $60 million of EFH LBO PIK Toggle Notes and $17 million of TCEH LBO PIK
Toggle Notes
Issued $500 million
of EFH 10% Senior
Secured Notes in
Jan. 2010
March 2010 Exchange - $34 million of EFH 10%
Senior Secured Notes were exchanged for $47
million of EFH and TCEH LBO PIK Toggle Notes
March 2010 Exchange
reduced 2016 and 2017
maturities by $27 million and
$20 million, respectively
$1.25 billion LOC Facility
expires in 2014
$2.70 billion Revolving Credit
Facility expires in 2013

11 Today’s Agenda John Young President & CEO Financial and Operational Overview Q1 2010 Review Q&A

12 Today’s Agenda EFH Corp. Senior Executive Team Financial and Operational Overview Q1 2010 Review Q&A

13 Questions & Answers

14 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
Texas lignite Texas lignite Primary fuel
~97% 100% Percent complete at 3/31/10
January 2010 August 2009 Initial synchronization
December 2009
~800 MW
Unit 1 Unit 2
Estimated net capacity ~800 MW
Substantial completion date Mid-2010
Estimated net capacity ~580 MW
Primary fuel
Texas lignite
Initial synchronization
July 2009
Substantial completion date September 2009
• Both Sandow 5 and Oak Grove 1 lignite-fueled generating units achieved 70% average capacity factors during the first quarter of 2010.
•
Luminant’s construction of the Oak Grove 2 lignite-fueled generating unit continues to track on time and on budget.
1
Substantial completion date is the contractual milestone when Luminant takes over operations of the unit from the EPC contractor.
1
1

Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
3/31/10 vs. 12/31/09; mixed measures, pre-tax
Factor Measure 2010 2011 2012 2013 2014
Total or
Avg.
12/31/09
Natural gas hedges mm MMBtu ~240 ~447 ~490 ~300 ~97 ~1,574
Wtd. avg. hedge price¹
$/MMBtu ~$7.79 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$5.79 ~$6.34 ~$6.53 ~$6.67 ~$6.84
Cum. MtM gain at 12/31/09²
$ billions ~$0.8 ~$0.4 ~$0.4 ~$0.2 ~$0.2 ~$2.0
3/31/10
Natural gas hedges³
mm MMBtu ~181 ~424 ~487 ~300 ~99 ~1,491
Wtd. avg. hedge price¹
$/MMBtu ~$7.71 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.27 ~$5.34 ~$5.79 ~$6.07 ~$6.36
Cum. MtM gain at 3/31/10²
$ billions ~$0.8 ~$0.9 ~$0.8 ~$0.3 ~$0.3 ~$3.1
Q1 10 MtM gain $ billions ~$0 ~$0.5 ~$0.4 ~$0.1 ~$0.1 ~$1.1
Decreases in natural gas prices during the first quarter of 2010 resulted in a ~$1.1 billion
(~$680 million after tax) unrealized mark-to-market net gain in GAAP net income for Q1 10.
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions). Where collars are reflected, sales price represents the collar floor price. 3/31/10 prices for 2010 represent April 1, 2010 through
December 31, 2010 values.
2
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 3/31/10. 2010 represents April 1, 2010 through December 31, 2010 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity (i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 99 million MMBtu in 2014.

17 17
TCEH Natural Gas Exposure
TCEH Natural Gas Position
10-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
1
As of 3/31/10.  Balance of 2010 is from May 1, 2010 to December 31, 2010.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin
~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2010 position includes ~15 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions, 2010 position is ~99% hedged.
209
115
24
143
364
281
123
44
85
504
583
596
1
6
29
99
300
136
301
362
604
607
BAL 10 2011 2012 2013 2014
100% Hedge Level
Factor Measure BAL 10 2011 2012 2013 2014
Total or
Average
Natural gas hedging program
million
MMBtu ~165 ~424 ~487 ~300 ~99 ~1,475
TXUE and Luminant net positions
million
MMBtu ~209 ~115 ~24 ~6 ~1 ~355
Overall estimated percent of total
NG position hedged percent ~103% ~92% ~86% ~50% ~17% ~67%
TXUE and Luminant Net Positions
2
TCEH has hedged approximately 67% of its estimated Henry Hub-based natural gas price exposure from May 1, 2010 through December 31, 2014 .  More than 95% of the NG hedges are supported by a first lien and the TCEH Commodity Collateral Posting Facility.
Hedges Backed by CCP

18 18
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
March 31, 2010 Change
BOY 10E
Impact
$ millions
7X24 market heat rate (MMbtu/MWh)²
~85 0.1 MMBtu/MWh ~4
NYMEX gas price ($/MMBtu)³
~100 $1/MMBtu ~13
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
>95 $0.10/MMBtu ~0
Diesel ($/gallon)
5
>95 $1/gallon ~2
Base coal ($/ton)
6
~90 $5/ton ~6
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~25
Retail operations Balance of 2010
Residential contribution margin ($/MWh) 22 TWh $1/MWh ~22
Residential consumption 22 TWh 1% ~7
Business markets consumption 20 TWh 1% ~3
Impact on EFH Corp. Adjusted EBITDA
1
10E; mixed measures
The majority of 2010 commodity-related risks are significantly mitigated.
1
2010 estimate based on commodity positions as of 3/31/10, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to March 31, 2010. See
Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across plants and respective pricing periods: baseload (linked primarily to changes in North Zone 7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x8).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes positions related to fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.

19 19
Commodity Prices
Commodity Units Q1 09 Actual Q1 10 Actual BOY 10E
1
NYMEX gas price
2
$/MMBtu $4.58 $5.15 $4.27
HSC gas price $/MMBtu $4.04 $5.09 $4.23
7x24 market heat rate (HSC)
3
MMBtu/MWh 7.24 7.70 7.94
North Zone 7x24 power price $/MWh $29.24 $39.22 $33.63
Gulf Coast ultra-low sulfur diesel $/gallon $1.33 $2.06 $2.26
PRB 8400 coal $/ton $11.62 $8.08 $9.69
LIBOR interest rate
4
percent 1.74% 0.40% 0.68%
Commodity prices
Q1 09, Q1 10 and BOY 10E; mixed measures
1
BOY 10 estimate based on commodity prices as of 3/31/10 for April  through December 2010
2
Based on NYMEX forward curve
3
Based on market clearing price for power
4
The index for the settled value is a 6 month LIBOR rate

Financial Definitions
Refers to the results of Oncor and the Oncor ring-fenced entities. Regulated Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other. Competitive Business
Results
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
Contribution Margin (non-
GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense (benefit)
plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.
The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued
operations and other adjustments allowable under the EFH Corp. senior and senior secured notes indentures.  Adjusted
EBITDA plays an important role in respect of certain covenants contained in these indentures.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2009 and 2010
$ millions
(63) - Equity in earnings of unconsolidated subsidiaries
(5) - Amortization of ”day one” net loss on Sandow 5 power purchase agreement
(14) - Net gain on debt exchange offers
- 12 Net income attributable to noncontrolling interests
- 2 EBITDA amount attributable to consolidated unrestricted subsidiaries
(993) (1,030) Unrealized net gain resulting from hedging transactions
4
1
90
97
24
(1)
25
(298)
1,849
407
667
333
442
Q1  09
- Losses on sale of receivables
- Impairment of goodwill
2
1 Impairment of assets and inventory write-down
56 Purchase accounting adjustments
1
(10) Interest income
37 Amortization of nuclear fuel
Adjustments to EBITDA (pre-tax):
- Oncor EBITDA
30 Oncor distributions
954 Interest expense and related charges
1,854
342
203
355
Q1 10
Net income attributable to EFH Corp.
Income tax expense
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page

1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of
2008.
3 Accounted for under accounting standards related to stock compensation and excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6 Includes costs related to the Merger and abandoned strategic transactions, outsourcing transition costs, administrative costs related to the cancelled program to develop coal-fueled facilities, the Sponsor Group management fee, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
7 Reflects noncapital outage costs.
1,263
332
931
23
(10)
13
-
3
9
Q1 10
1,116
264
852
34
3
17
11
7
5
Q1 09
Severance expense
4
Noncash compensation expense³
EFH Corp. Adjusted EBITDA per Incurrence Covenant
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant
Expenses incurred to upgrade or expand a generation station
7
Add back Oncor adjustments
Transaction and merger expenses
6
Transition and business optimization costs
5
Restructuring and other
Factor
Table 1: EFH Adjusted EBITDA Reconciliation (continued from previous page)
Three Months Ended March 31, 2009 and 2010
$ millions

Table 2: TCEH Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2009 and 2010
$ millions
1 11 Transition and business optimization costs
5
3 7 Severance expense
4
1
2
4
-
-
(1,030)
2
70
86
24
(8)
1,618
276
399
367
576
Q1 09
2 Corp. depreciation, interest and income tax expense included in SG&A
- Losses on sale of receivables
(5) Amortization of ”day one” net loss on Sandow 5 power purchase agreement
11 Transaction and merger expenses
6
7
Noncash compensation expense³
-
Impairment of goodwill²
- EBITDA amount attributable to consolidated unrestricted subsidiaries
44
Purchase accounting adjustments¹
(22) Interest income
37 Amortization of nuclear fuel
(993) Unrealized net gain resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
749 Interest expense and related charges
1,794
337
258
450
Q1 10
Net income
Income tax expense
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page

Table 2: TCEH Adjusted EBITDA Reconciliation (continued from previous page)
Three Months Ended March 31, 2009 and 2010
$ millions
(11) 2 Restructuring and other
861
5
33
823
34
Q1 09
3
Other adjustments allowed to determine Adjusted EBITDA per Maintenance
Covenant
8
891 TCEH Adjusted EBITDA per Incurrence Covenant
953 TCEH Adjusted EBITDA per Maintenance Covenant
23 Expenses incurred to upgrade or expand a generation station
7
59 Expenses related to unplanned generation station outages
7
Q1 10 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6 Includes costs related to the Merger, outsourcing transition costs and costs related to certain growth initiatives.
7 Reflects noncapital outage costs.
8 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2009 and 2010
$ millions
(10) (9) Interest income
288
-
(10)
307
126
86
37
58
Q1 09
(9) Purchase accounting adjustments
1
379 EBITDA
362 Oncor Adjusted EBITDA
2 Restructuring and other
86 Interest expense and related charges
166
48
79
Q1 10
Net income
Income tax expense
Depreciation and amortization
Factor